Share-based payments	6 Months Ended
Jun. 30, 2023
Share-based payment arrangements [Abstract]
Share-based payments
22. Share-based payments

The Group has several equity incentive arrangements under which share-based compensation has been awarded to the Chief Executive Officer (“CEO”), other members of Zegna senior management and certain other employees of the Group. The equity incentives primarily consist of performance share units (“PSUs”) and retention restricted share units (“RSUs”), which each represent the right to receive one Zegna Ordinary Share.
For the six months ended June 30, 2023 and 2022, the Company recognized €6,536 thousand and €6,683 thousand, respectively, as share-based compensation expense and an increase to other reserves within equity in relation to the Group’s equity incentive plans.
On March 14, 2023, the release conditions relating to 70% of the Escrow Shares, representing 3,521,875 Ordinary Shares of the Company and for which the share-based payment cost was previously recognized in 2021 as part of the Business Combination, were satisfied and the shares were released from escrow and delivered to the recipients during the period. For additional information see Note 1—General information “Business combination and other transactions in 2021” to the Annual Consolidated Financial Statements.
On April 5, 2023, the Board of Directors determined the level of achievement of the performance conditions applicable to the awards under the CEO 2022-2024 LTIP in relation to the 2022 performance period. As a result of such determination, 588,000 Ordinary Shares vested and were delivered to the Chairman and CEO during the period.
On April 5, 2023, the Board of Directors verified the achievement of the vesting conditions applicable to the first tranche of awards under the IPO Performance Bonus plan conditioned upon the completion of the public listing of the Company’s shares by December 31, 2021 and the attainment of predefined targets relating to the Company’s share price. The Board of Directors determined that the conditions were satisfied and as a result, 690,000 Ordinary Shares vested and the same number of Ordinary Shares held in treasury were delivered, respectively, to the CEO (240,000 Ordinary Shares) and to certain members of management and other employees (450,000 Ordinary Shares), in the second quarter of 2023.

In June 2023, the CEO exercised his right to convert all of part of his cash compensation in shares of the Company, to be converted at a rate based on a multiplier of EBIT. As a result of such conversion, 468,450 Ordinary Shares previously held in treasury were delivered to the CEO for an aggregate purchase price of €3,654 thousand.

In accordance with Zegna’s remuneration policy, Zegna Non-Executive Directors are entitled to receive an annual base fee of €150 thousand paid 50% in cash and 50% in Ordinary Shares of the Company, subject to a restricted stock-award. As a result, subject to continuous office through 2023 and otherwise on a prorated basis, each Non-Executive Director will be entitled to receive 7,640 Ordinary Shares of the Company in 2025.